EX- 32.1

                       AMENDED CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Amended Report of POP N GO. (the "Company") on Form 10-KSB/A for the fiscal year ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mel Wyman, Chief Executive Officer and Sole Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) of DATAMEG Corp. (the "Registrant"), certify certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                      Date: June 10, 2004

                                     /s/ Mel Wyman
                                   -------------------------
                                     Mel Wyman
                                    Chief Executive Officer and Sole Director